Exhibit 99.1

[Salon logo]


Investor Contact:
Conrad Lowry
Chief Financial Officer
(415) 645-9317
investor@salon.com

                              FOR IMMEDIATE RELEASE
              SALON REPORTS FIRST QUARTER FISCAL YEAR 2007 RESULTS

     RECORDS QUARTERLY NET LOSS OF $0.5 MILLION COMPARED TO NET LOSS OF $0.1
                          MILLION IN PRIOR YEAR PERIOD

       RECORDS NON-GAAP PRO FORMA NET LOSS OF $0.4 MILLION FOR THE QUARTER
                 COMPARED TO BREAKEVEN IN THE PRIOR YEAR PERIOD

SAN FRANCISCO, Calif. --- August 11, 2006 --- Salon Media Group, Inc. (SALN.OB), an Internet media company, announced today a net loss of $0.5 million for its first quarter ended June 30, 2006, compared to a net loss of $0.1 million for its first quarter the year before.

Total revenues for the quarter ended June 30, 2006 were $1.5 million, compared to $1.6 million a year ago. While advertising revenues were $0.9 million for both periods, Salon Premium revenues declined 21% to $0.4 million when compared to $0.5 million a year ago from a drop in memberships.

On a non-GAAP pro forma basis, which excludes non-cash and non-recurring items, Salon recorded a $0.4 million net loss for the current quarter and a near-breakeven three thousand dollar net loss in the prior year quarter.

"We had a disappointing quarter, with flat advertising revenues and a continued decline in our Premium membership," stated Elizabeth Hambrecht, Salon's CEO and President. "However, we are very pleased that Chris Neimeth joined Salon as Publisher during the quarter, and he is taking steps to rebuild our ad sales team." She continued, "Also, our recent efforts to grow traffic have begun to bear fruit, with our average monthly unique visitors growing 34% in the June 2006 quarter as compared to a year ago."

A reconciliation of net loss attributable to common stockholders calculated in accordance with generally accepted accounting principles in the United States of America (GAAP) and pro forma net loss attributable to common stockholders is provided immediately following the consolidated statements of operations. These pro forma measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. Salon believes that the presentation of pro forma results provides useful information to management and investors regarding underlying trends in its consolidated financial condition and results of operations. Readers of Salon's consolidated financial statements are advised to review and carefully consider the financial information prepared in accordance with GAAP contained in this press release and Salon's periodic filings with the Securities and Exchange Commission.

Future Periods Guidance:
Salon does not believe that the three months ended June 30, 2006 GAAP and non-GAAP financial results should be considered predictive of future quarter or year results.

Salon forecasts that it will most likely report a net loss for its quarter ending September 30, 2006 and cannot accurately predict its results for future quarters. Due to seasonality, Salon estimates that total revenues for its quarter ending September 30, 2006 will be approximately $1.6 million, with advertising sales comprising $1.0 million of the total. Currently, Salon has approximately $0.9 million of firm commitments to serve advertisements during the quarter ending September 30, 2006. Salon cannot accurately predict total revenues after September 30, 2006 owing to the relatively short time frame in which advertising orders are secured and when they run on our Website and the lack of significant long-term advertising orders. Salon anticipates Salon Premium revenues of approximately $0.4 for its quarter ending September 30, 2006.

About Salon Media Group, Inc.:

Founded in 1995, Salon is an Internet publishing company. Salon's award-winning journalism combines original investigative stories and provocative personal essays along with quick-take commentary and staff-written Weblogs about politics, technology, culture and entertainment. Committed to interactivity, the Website also hosts two online communities, Table Talk and The Well. Features in Salon's Website include the daily music download column Audiofile,

Videodog video clips, the Daou Report, an opinionated guide to the blogosphere, and the ability to automatically submit Letters to the Editor.

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995: This press release contains certain "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about future financial and operating results of Salon. Factors that could cause actual results to differ materially from those described herein include: the economic environment of the media industry; the difficulty in securing on-line advertising and subscriptions; uncertain revenue sources and the general economic environment. More detailed information about these factors is set forth in the reports filed by Salon with the Securities and Exchange Commission. Salon is under no obligation to and expressly disclaims any such obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise. We do not believe that our reported results should be considered predictive of future period or full year results.

Note: Salon is a trademark and a registered trademark of Salon Media Group, Inc. All other company and product names mentioned are trademarks of their respective owners.

                             SALON MEDIA GROUP, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)


                                                         Three Months Ended
                                                              June 30,
                                                      ------------------------
                                                         2006          2005
                                                      ----------    ----------

Net revenues                                          $    1,545    $    1,630
                                                      ----------    ----------

Operating expenses:
     Production and content                                1,268         1,053
     Sales and marketing                                     334           317
     Information technology support                          180           184
     General and administrative                              291           211
                                                      ----------    ----------
         Total operating expenses                          2,073         1,765
                                                      ----------    ----------

Loss from operations                                        (528)         (135)

Other income, net                                              3            19
                                                      ----------    ----------
Net loss                                              $     (525)   $     (116)
                                                      ==========    ==========


Basic and diluted net loss per share                  $    (0.02)   $    (0.01)

Weighted average shares used in computing basic
     and diluted net loss per share                       24,767        15,132

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                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data, unaudited)

                                                                 Three Months Ended
                                                                   June 30, 2006
                                                       --------------------------------------
                                                       As Reported
                                                           (1)       Adjustments    Pro Forma
                                                       ----------    ----------    ----------
Net revenues                                           $    1,545    $        -    $    1,545
                                                       ----------    ----------    ----------
Operating expenses:
           Production and content                           1,268           (33)        1,235
           Sales and marketing                                334           (63)          271
           Information technology support                     180            (6)          174
           General and administrative                         291           (11)          280
                                                       ----------    ----------    ----------
                  Total operating expenses                  2,073          (113)        1,960
                                                       ----------    ----------    ----------


Loss from operations                                         (528)          113          (415)

Other income, net                                               3             -             3
                                                       ----------    ----------    ----------
Net loss                                               $     (525)   $      113    $     (412)
                                                       ==========    ==========    ==========

Basic and dilutive net loss per share                  $    (0.02)                 $    (0.02)

Weighted average shares used in computing
           basic and dilutive net loss per share           24,767                      24,767

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                (in thousands, except per share data, unaudited)

                                                                   Three Months Ended
                                                                      June 30, 2005
                                                       --------------------------------------------
                                                       As Reported
                                                            (1)         Adjustments     Pro Forma
                                                       ------------    ------------    ------------
Net revenues                                           $      1,630    $          -    $      1,630
                                                       ------------    ------------    ------------
Operating expenses:
           Production and content                             1,053             (60)            993
           Sales and marketing                                  317             (47)            270
           Information technology support                       184              (3)            181
           General and administrative                           211              (3)            208
                                                       ------------    ------------    ------------
                  Total operating expenses                    1,765            (113)          1,652
                                                       ------------    ------------    ------------


Loss from operations                                           (135)            113             (22)

Other income, net                                                19               -              19
                                                       ------------    ------------    ------------
Net loss                                               $       (116)   $        113    $         (3)
                                                       ============    ============    ============

Basic and dilutive net loss per share                  $      (0.01)                   $      (0.00)

Weighted average shares used in computing
           basic and dilutive net loss per share             15,132                          15,132

(1) In accordance with accounting principles generally accepted in the United States

                             SALON MEDIA GROUP, INC.
                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      (in thousands, except per share data)
                                   (Unaudited)


                                                      Three Months Ended
                                                           June 30,
                                                   ------------------------
                                                      2006          2005
                                                   ----------    ----------

Net loss                                           $     (525)   $     (116)

Less:
   Utilization of prepaid advertising rights               45            44
   Depreciation and amortization charges                   20            21
   Stock compensation charges                              48            48
                                                   ----------    ----------
Pro forma net loss                                 $     (412)   $       (3)
                                                   ==========    ==========

                             SALON MEDIA GROUP, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)

                                                                  June 30,     March 31,
                                                                    2006         2006
                                                                (Unaudited)
                                                                ----------    ----------
Assets
     Current assets:
          Cash and cash equivalents                             $      381    $      441
          Accounts receivable, net                                     788           502
          Prepaid expenses, and other current assets                   165           184
                                                                ----------    ----------
                Total current assets                                 1,334         1,127
     Property and equipment, net                                       147           155
     Prepaid advertising rights                                      3,673         3,718
     Goodwill                                                          200           200
     Other assets                                                      106           104
                                                                ----------    ----------
                Total assets                                    $    5,460    $    5,304
                                                                ==========    ==========
Liabilities and stockholders' equity Current liabilities:
          Accounts payable and accrued liabilities                     762           747
          Deferred revenue                                             746           820
                                                                ----------    ----------
                Total current liabilities                            1,508         1,567
     Other long-term liabilities                                       111           120
                                                                ----------    ----------
                Total liabilities                                    1,619         1,687
                                                                ----------    ----------

Stockholders' equity:
     Common stock                                                       31            19
     Preferred stock                                                     -             -
     Additional paid-in-capital                                     97,790        97,093
     Unearned compensation                                               -           (40)
     Accumulated deficit                                           (93,980)      (93,455)
                                                                ----------    ----------
           Total stockholders' equity                                3,841         3,617
                                                                ----------    ----------
                Total liabilities and stockholders' equity      $    5,460    $    5,304
                                                                ==========    ==========